                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                        INVESCO AMERICAN FRANCHISE FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco American Franchise Fund, an investment portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                   Votes
Matters                              Votes For    Withheld
-------                            ------------- ----------
(1)*  David C. Arch............... 1,425,647,604 36,521,875
      James T. Bunch.............. 1,425,181,099 36,988,380
      Bruce L. Crockett........... 1,425,174,694 36,994,785
      Jack M. Fields.............. 1,426,060,874 36,108,605
      Martin L. Flanagan.......... 1,426,481,477 35,688,002
      Cynthia Hostetler........... 1,426,489,972 35,679,505
      Dr. Eli Jones............... 1,426,255,832 35,913,647
      Dr. Prema Mathai-Davis...... 1,425,363,789 36,805,689
      Teresa M. Ressel............ 1,426,514,880 35,654,598
      Dr. Larry Soll.............. 1,424,932,245 37,237,234
      Ann Barnett Stern........... 1,426,260,049 35,909,429
      Raymond Stickel, Jr......... 1,425,391,657 36,777,822
      Philip A. Taylor............ 1,426,285,212 35,884,267
      Robert C. Troccoli.......... 1,426,075,097 36,094,382
      Christopher L. Wilson....... 1,426,594,956 35,574,523

                                                Votes      Votes      Broker
                                   Votes For   Against    Abstain    Non-Votes
                                  ----------- ---------- ---------- -----------
(2)*  Approve an amendment to
      the Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers
      and other significant
      transactions upon the
      Board's approval but
      without shareholder
      approval of such
      transactions............... 751,302,707 79,810,344 41,561,890 589,495,482

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

Invesco American Franchise Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Counselor Series Trust (Invesco Counselor Series Trust).

The results of the voting on the above matters were as follows:

                                                Votes      Votes      Broker
Matters                            Votes For   Against    Abstain    Non-Votes
-------                           ----------- ---------- ---------- -----------
(3)   Approve changing the
      fundamental investment
      restriction regarding the
      purchase or sale of
      physical commodities....... 144,218,298 19,691,644 13,348,841 109,670,528

4(a)  Approve an amendment to
      the current Master
      Intergroup Sub-Advisory
      Contract to add Invesco
      PowerShares Capital
      Management LLC............. 151,724,106 11,942,504 13,592,205 109,670,496

4(b)  Approve an amendment to
      the current Master
      Intergroup Sub-Advisory
      Contract to add Invesco
      Asset Management (India)
      Private Limited............ 148,040,765 15,399,652 13,818,379 109,670,515

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                    INVESCO CALIFORNIA TAX-FREE INCOME FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco California Tax-Free Income Fund, an investment portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                   Votes
Matters                              Votes For    Withheld
-------                            ------------- ----------
(1)*  David C. Arch............... 1,425,647,604 36,521,875
      James T. Bunch.............. 1,425,181,099 36,988,380
      Bruce L. Crockett........... 1,425,174,694 36,994,785
      Jack M. Fields.............. 1,426,060,874 36,108,605
      Martin L. Flanagan.......... 1,426,481,477 35,688,002
      Cynthia Hostetler........... 1,426,489,972 35,679,505
      Dr. Eli Jones............... 1,426,255,832 35,913,647
      Dr. Prema Mathai-Davis...... 1,425,363,789 36,805,689
      Teresa M. Ressel............ 1,426,514,880 35,654,598
      Dr. Larry Soll.............. 1,424,932,245 37,237,234
      Ann Barnett Stern........... 1,426,260,049 35,909,429
      Raymond Stickel, Jr......... 1,425,391,657 36,777,822
      Philip A. Taylor............ 1,426,285,212 35,884,267
      Robert C. Troccoli.......... 1,426,075,097 36,094,382
      Christopher L. Wilson....... 1,426,594,956 35,574,523

                                                Votes      Votes      Broker
                                   Votes For   Against    Abstain    Non-Votes
                                  ----------- ---------- ---------- -----------
(2)*  Approve an amendment to
      the Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers
      and other significant
      transactions upon the
      Board's approval but
      without shareholder
      approval of such
      transactions............... 751,302,707 79,810,344 41,561,890 589,495,482

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

Invesco California Tax-Free Income Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Counselor Series Trust (Invesco Counselor Series Trust).

The results of the voting on the above matters were as follows:

                                               Votes     Votes    Broker
Matters                           Votes For   Against   Abstain  Non-Votes
-------                           ---------- --------- --------- ---------
(3)   Approve changing the
      fundamental investment
      restriction regarding the
      purchase or sale of
      physical commodities....... 11,177,764 1,184,377 1,197,604 5,439,266

4(a)  Approve an amendment to
      the current Master
      Intergroup Sub-Advisory
      Contract to add Invesco
      PowerShares Capital
      Management LLC............. 11,875,296   664,549 1,019,900 5,439,266

4(b)  Approve an amendment to
      the current Master
      Intergroup Sub-Advisory
      Contract to add Invesco
      Asset Management (India)
      Private Limited............ 11,608,913   989,921   960,910 5,439,267

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                          INVESCO CORE PLUS BOND FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Core Plus Bond Fund, an investment portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                   Votes
Matters                              Votes For    Withheld
-------                            ------------- ----------
(1)*  David C. Arch............... 1,425,647,604 36,521,875
      James T. Bunch.............. 1,425,181,099 36,988,380
      Bruce L. Crockett........... 1,425,174,694 36,994,785
      Jack M. Fields.............. 1,426,060,874 36,108,605
      Martin L. Flanagan.......... 1,426,481,477 35,688,002
      Cynthia Hostetler........... 1,426,489,972 35,679,505
      Dr. Eli Jones............... 1,426,255,832 35,913,647
      Dr. Prema Mathai-Davis...... 1,425,363,789 36,805,689
      Teresa M. Ressel............ 1,426,514,880 35,654,598
      Dr. Larry Soll.............. 1,424,932,245 37,237,234
      Ann Barnett Stern........... 1,426,260,049 35,909,429
      Raymond Stickel, Jr......... 1,425,391,657 36,777,822
      Philip A. Taylor............ 1,426,285,212 35,884,267
      Robert C. Troccoli.......... 1,426,075,097 36,094,382
      Christopher L. Wilson....... 1,426,594,956 35,574,523

                                                Votes      Votes      Broker
                                   Votes For   Against    Abstain    Non-Votes
                                  ----------- ---------- ---------- -----------
(2)*  Approve an amendment to
      the Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers
      and other significant
      transactions upon the
      Board's approval but
      without shareholder
      approval of such
      transactions............... 751,302,707 79,810,344 41,561,890 589,495,482

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

Invesco Core Plus Bond Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Counselor Series Trust (Invesco Counselor Series Trust).

The results of the voting on the above matters were as follows:

                                               Votes     Votes    Broker
Matters                           Votes For   Against   Abstain  Non-Votes
-------                           ---------- --------- --------- ----------
(3)   Approve changing the
      fundamental investment
      restriction regarding the
      purchase or sale of
      physical commodities....... 68,601,334 4,134,327 3,548,523 17,113,097

4(a)  Approve an amendment to
      the current Master
      Intergroup Sub-Advisory
      Contract to add Invesco
      PowerShares Capital
      Management LLC............. 70,677,099 2,200,119 3,405,899 17,113,083

4(b)  Approve an amendment to
      the current Master
      Intergroup Sub-Advisory
      Contract to add Invesco
      Asset Management (India)
      Private Limited............ 69,658,877 3,152,126 3,473,188 17,113,090

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                     INVESCO EQUALLY-WEIGHTED S&P 500 FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Equally-Weighted S&P 500 Fund, an investment portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                   Votes
Matters                              Votes For    Withheld
-------                            ------------- ----------
(1)*  David C. Arch............... 1,425,647,604 36,521,875
      James T. Bunch.............. 1,425,181,099 36,988,380
      Bruce L. Crockett........... 1,425,174,694 36,994,785
      Jack M. Fields.............. 1,426,060,874 36,108,605
      Martin L. Flanagan.......... 1,426,481,477 35,688,002
      Cynthia Hostetler........... 1,426,489,972 35,679,505
      Dr. Eli Jones............... 1,426,255,832 35,913,647
      Dr. Prema Mathai-Davis...... 1,425,363,789 36,805,689
      Teresa M. Ressel............ 1,426,514,880 35,654,598
      Dr. Larry Soll.............. 1,424,932,245 37,237,234
      Ann Barnett Stern........... 1,426,260,049 35,909,429
      Raymond Stickel, Jr......... 1,425,391,657 36,777,822
      Philip A. Taylor............ 1,426,285,212 35,884,267
      Robert C. Troccoli.......... 1,426,075,097 36,094,382
      Christopher L. Wilson....... 1,426,594,956 35,574,523

                                                Votes      Votes      Broker
                                   Votes For   Against    Abstain    Non-Votes
                                  ----------- ---------- ---------- -----------
(2)*  Approve an amendment to
      the Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers
      and other significant
      transactions upon the
      Board's approval but
      without shareholder
      approval of such
      transactions............... 751,302,707 79,810,344 41,561,890 589,495,482

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

Invesco Equally-Weighted S&P 500 Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(b).

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Counselor Series Trust (Invesco Counselor Series Trust).

The results of the voting on the above matters were as follows:

                                               Votes     Votes    Broker
Matters                           Votes For   Against   Abstain  Non-Votes
-------                           ---------- --------- --------- ----------
(3)   Approve changing the
      fundamental investment
      restriction regarding the
      purchase or sale of
      physical commodities....... 39,899,213 2,567,702 1,784,086 16,974,336

4(a)  Approve an amendment to
      the current Master
      Intergroup Sub-Advisory
      Contract to add Invesco
      PowerShares Capital
      Management LLC............. 41,187,598 1,348,665 1,730,192 16,958,882

4(b)  Approve an amendment to
      the current Master
      Intergroup Sub-Advisory
      Contract to add Invesco
      Asset Management (India)
      Private Limited............ 40,830,165 1,675,179 1,745,668 16,974,325

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                        INVESCO EQUITY AND INCOME FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Equity and Income Fund, an investment portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                   Votes
Matters                              Votes For    Withheld
-------                            ------------- ----------
(1)*  David C. Arch............... 1,425,647,604 36,521,875
      James T. Bunch.............. 1,425,181,099 36,988,380
      Bruce L. Crockett........... 1,425,174,694 36,994,785
      Jack M. Fields.............. 1,426,060,874 36,108,605
      Martin L. Flanagan.......... 1,426,481,477 35,688,002
      Cynthia Hostetler........... 1,426,489,972 35,679,505
      Dr. Eli Jones............... 1,426,255,832 35,913,647
      Dr. Prema Mathai-Davis...... 1,425,363,789 36,805,689
      Teresa M. Ressel............ 1,426,514,880 35,654,598
      Dr. Larry Soll.............. 1,424,932,245 37,237,234
      Ann Barnett Stern........... 1,426,260,049 35,909,429
      Raymond Stickel, Jr......... 1,425,391,657 36,777,822
      Philip A. Taylor............ 1,426,285,212 35,884,267
      Robert C. Troccoli.......... 1,426,075,097 36,094,382
      Christopher L. Wilson....... 1,426,594,956 35,574,523

                                                Votes      Votes      Broker
                                   Votes For   Against    Abstain    Non-Votes
                                  ----------- ---------- ---------- -----------
(2)*  Approve an amendment to
      the Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers
      and other significant
      transactions upon the
      Board's approval but
      without shareholder
      approval of such
      transactions............... 751,302,707 79,810,344 41,561,890 589,495,482

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

Invesco Equity and Income Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Counselor Series Trust (Invesco Counselor Series Trust).

The results of the voting on the above matters were as follows:

                                                Votes      Votes      Broker
Matters                            Votes For   Against    Abstain    Non-Votes
-------                           ----------- ---------- ---------- -----------
(3)   Approve changing the
      fundamental investment
      restriction regarding the
      purchase or sale of
      physical commodities....... 373,364,995 29,972,923 26,711,546 265,915,974

4(a)  Approve an amendment to
      the current Master
      Intergroup Sub-Advisory
      Contract to add Invesco
      PowerShares Capital
      Management LLC............. 386,855,636 16,975,060 26,228,226 265,906,516

4(b)  Approve an amendment to
      the current Master
      Intergroup Sub-Advisory
      Contract to add Invesco
      Asset Management (India)
      Private Limited............ 379,432,902 23,553,004 27,073,000 265,906,532

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                          INVESCO FLOATING RATE FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Floating Rate Fund, an investment portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                   Votes
Matters                              Votes For    Withheld
-------                            ------------- ----------
(1)*  David C. Arch............... 1,425,647,604 36,521,875
      James T. Bunch.............. 1,425,181,099 36,988,380
      Bruce L. Crockett........... 1,425,174,694 36,994,785
      Jack M. Fields.............. 1,426,060,874 36,108,605
      Martin L. Flanagan.......... 1,426,481,477 35,688,002
      Cynthia Hostetler........... 1,426,489,972 35,679,505
      Dr. Eli Jones............... 1,426,255,832 35,913,647
      Dr. Prema Mathai-Davis...... 1,425,363,789 36,805,689
      Teresa M. Ressel............ 1,426,514,880 35,654,598
      Dr. Larry Soll.............. 1,424,932,245 37,237,234
      Ann Barnett Stern........... 1,426,260,049 35,909,429
      Raymond Stickel, Jr......... 1,425,391,657 36,777,822
      Philip A. Taylor............ 1,426,285,212 35,884,267
      Robert C. Troccoli.......... 1,426,075,097 36,094,382
      Christopher L. Wilson....... 1,426,594,956 35,574,523

                                                Votes      Votes      Broker
                                   Votes For   Against    Abstain    Non-Votes
                                  ----------- ---------- ---------- -----------
(2)*  Approve an amendment to
      the Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers
      and other significant
      transactions upon the
      Board's approval but
      without shareholder
      approval of such
      transactions............... 751,302,707 79,810,344 41,561,890 589,495,482

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Counselor Series Trust (Invesco Counselor Series Trust).

The results of the voting on the above matters were as follows:

                                                   Votes     Votes    Broker
Matters                               Votes For   Against   Abstain  Non-Votes
-------                              ----------- --------- --------- ----------
(3)   Approve changing the
      fundamental investment
      restriction regarding the
      purchase or sale of physical
      commodities................... 117,146,957 5,629,648 7,100,513 40,787,095

4(a)  Approve an amendment to the
      current Master Intergroup
      Sub-Advisory Contract to add
      Invesco PowerShares Capital
      Management LLC................ 119,134,154 3,567,676 7,175,315 40,787,068

4(b)  Approve an amendment to the
      current Master Intergroup
      Sub-Advisory Contract to add
      Invesco Asset Management
      (India) Private Limited....... 118,378,116 4,248,850 7,250,170 40,787,077

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                    INVESCO GLOBAL REAL ESTATE INCOME FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Global Real Estate Income Fund, an investment portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                   Votes
Matters                              Votes For    Withheld
-------                            ------------- ----------
(1)*  David C. Arch............... 1,425,647,604 36,521,875
      James T. Bunch.............. 1,425,181,099 36,988,380
      Bruce L. Crockett........... 1,425,174,694 36,994,785
      Jack M. Fields.............. 1,426,060,874 36,108,605
      Martin L. Flanagan.......... 1,426,481,477 35,688,002
      Cynthia Hostetler........... 1,426,489,972 35,679,505
      Dr. Eli Jones............... 1,426,255,832 35,913,647
      Dr. Prema Mathai-Davis...... 1,425,363,789 36,805,689
      Teresa M. Ressel............ 1,426,514,880 35,654,598
      Dr. Larry Soll.............. 1,424,932,245 37,237,234
      Ann Barnett Stern........... 1,426,260,049 35,909,429
      Raymond Stickel, Jr......... 1,425,391,657 36,777,822
      Philip A. Taylor............ 1,426,285,212 35,884,267
      Robert C. Troccoli.......... 1,426,075,097 36,094,382
      Christopher L. Wilson....... 1,426,594,956 35,574,523

                                                Votes      Votes      Broker
                                   Votes For   Against    Abstain    Non-Votes
                                  ----------- ---------- ---------- -----------
(2)*  Approve an amendment to
      the Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers
      and other significant
      transactions upon the
      Board's approval but
      without shareholder
      approval of such
      transactions............... 751,302,707 79,810,344 41,561,890 589,495,482

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

Invesco Global Real Estate Income Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Counselor Series Trust (Invesco Counselor Series Trust).

The results of the voting on the above matters were as follows:

                                                  Votes     Votes    Broker
Matters                              Votes For   Against   Abstain  Non-Votes
-------                              ---------- --------- --------- ----------
(3)   Approve changing the
      fundamental investment
      restriction regarding the
      purchase or sale of physical
      commodities................... 46,924,304 3,117,815 2,358,079 19,628,074

4(a)  Approve an amendment to the
      current Master Intergroup
      Sub-Advisory Contract to add
      Invesco PowerShares Capital
      Management LLC................ 48,180,704 1,912,944 2,306,578 19,628,046

4(b)  Approve an amendment to the
      current Master Intergroup
      Sub-Advisory Contract to add
      Invesco Asset Management
      (India) Private Limited....... 47,779,376 2,308,866 2,311,975 19,628,055

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                        INVESCO GROWTH AND INCOME FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Growth and Income Fund, an investment portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                 Votes
Matters                            Votes For    Withheld
-------                          ------------- ----------
(1)* David C. Arch.............. 1,425,647,604 36,521,875
     James T. Bunch............. 1,425,181,099 36,988,380
     Bruce L. Crockett.......... 1,425,174,694 36,994,785
     Jack M. Fields............. 1,426,060,874 36,108,605
     Martin L. Flanagan......... 1,426,481,477 35,688,002
     Cynthia Hostetler.......... 1,426,489,972 35,679,505
     Dr. Eli Jones.............. 1,426,255,832 35,913,647
     Dr. Prema Mathai-Davis..... 1,425,363,789 36,805,689
     Teresa M. Ressel........... 1,426,514,880 35,654,598
     Dr. Larry Soll............. 1,424,932,245 37,237,234
     Ann Barnett Stern.......... 1,426,260,049 35,909,429
     Raymond Stickel, Jr........ 1,425,391,657 36,777,822
     Philip A. Taylor........... 1,426,285,212 35,884,267
     Robert C. Troccoli......... 1,426,075,097 36,094,382
     Christopher L. Wilson...... 1,426,594,956 35,574,523

                                                Votes      Votes      Broker
                                   Votes For   Against    Abstain    Non-Votes
                                  ----------- ---------- ---------- -----------
(2)*  Approve an amendment to
      the Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers
      and other significant
      transactions upon the
      Board's approval but
      without shareholder
      approval of such
      transactions............... 751,302,707 79,810,344 41,561,890 589,495,482

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

Invesco Growth and Income Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Counselor Series Trust (Invesco Counselor Series Trust).

The results of the voting on the above matters were as follows:

                                                  Votes     Votes    Broker
Matters                              Votes For   Against   Abstain  Non-Votes
-------                              ---------- --------- --------- ----------
(3)   Approve changing the
      fundamental investment
      restriction regarding the
      purchase or sale of physical
      commodities................... 95,348,654 9,795,692 5,397,348 28,568,617

4(a)  Approve an amendment to the
      current Master Intergroup
      Sub-Advisory Contract to add
      Invesco PowerShares Capital
      Management LLC................ 98,439,191 6,989,399 5,115,540 28,566,181

4(b)  Approve an amendment to the
      current Master Intergroup
      Sub-Advisory Contract to add
      Invesco Asset Management
      (India) Private Limited....... 97,057,534 8,135,161 5,351,406 28,566,210

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                   INVESCO LOW VOLATILITY EQUITY YIELD FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Low Volatility Equity Yield Fund, an investment portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                   Votes
Matters                              Votes For    Withheld
-------                            ------------- ----------
(1)*  David C. Arch............... 1,425,647,604 36,521,875
      James T. Bunch.............. 1,425,181,099 36,988,380
      Bruce L. Crockett........... 1,425,174,694 36,994,785
      Jack M. Fields.............. 1,426,060,874 36,108,605
      Martin L. Flanagan.......... 1,426,481,477 35,688,002
      Cynthia Hostetler........... 1,426,489,972 35,679,505
      Dr. Eli Jones............... 1,426,255,832 35,913,647
      Dr. Prema Mathai-Davis...... 1,425,363,789 36,805,689
      Teresa M. Ressel............ 1,426,514,880 35,654,598
      Dr. Larry Soll.............. 1,424,932,245 37,237,234
      Ann Barnett Stern........... 1,426,260,049 35,909,429
      Raymond Stickel, Jr......... 1,425,391,657 36,777,822
      Philip A. Taylor............ 1,426,285,212 35,884,267
      Robert C. Troccoli.......... 1,426,075,097 36,094,382
      Christopher L. Wilson....... 1,426,594,956 35,574,523

                                                Votes      Votes      Broker
                                   Votes For   Against    Abstain    Non-Votes
                                  ----------- ---------- ---------- -----------
(2)*  Approve an amendment to
      the Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers
      and other significant
      transactions upon the
      Board's approval but
      without shareholder
      approval of such
      transactions............... 751,302,707 79,810,344 41,561,890 589,495,482

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

Invesco Low Volatility Equity Yield Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Counselor Series Trust (Invesco Counselor Series Trust).

The results of the voting on the above matters were as follows:

                                                Votes   Votes   Broker
Matters                              Votes For Against Abstain Non-Votes
-------                              --------- ------- ------- ---------
(3)   Approve changing the
      fundamental investment
      restriction regarding the
      purchase or sale of physical
      commodities................... 8,026,770 855,331 631,463 4,104,083

4(a)  Approve an amendment to the
      current Master Intergroup
      Sub-Advisory Contract to add
      Invesco PowerShares Capital
      Management LLC................ 8,467,978 464,442 581,151 4,104,076

4(b)  Approve an amendment to the
      current Master Intergroup
      Sub-Advisory Contract to add
      Invesco Asset Management
      (India) Private Limited....... 8,248,751 625,350 639,468 4,104,078

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                   INVESCO PENNSYLVANIA TAX FREE INCOME FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Pennsylvania Tax Free Income Fund, an investment portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                   Votes
Matters                              Votes For    Withheld
-------                            ------------- ----------
(1)*  David C. Arch............... 1,425,647,604 36,521,875
      James T. Bunch.............. 1,425,181,099 36,988,380
      Bruce L. Crockett........... 1,425,174,694 36,994,785
      Jack M. Fields.............. 1,426,060,874 36,108,605
      Martin L. Flanagan.......... 1,426,481,477 35,688,002
      Cynthia Hostetler........... 1,426,489,972 35,679,505
      Dr. Eli Jones............... 1,426,255,832 35,913,647
      Dr. Prema Mathai-Davis...... 1,425,363,789 36,805,689
      Teresa M. Ressel............ 1,426,514,880 35,654,598
      Dr. Larry Soll.............. 1,424,932,245 37,237,234
      Ann Barnett Stern........... 1,426,260,049 35,909,429
      Raymond Stickel, Jr......... 1,425,391,657 36,777,822
      Philip A. Taylor............ 1,426,285,212 35,884,267
      Robert C. Troccoli.......... 1,426,075,097 36,094,382
      Christopher L. Wilson....... 1,426,594,956 35,574,523

                                                Votes      Votes      Broker
                                   Votes For   Against    Abstain    Non-Votes
                                  ----------- ---------- ---------- -----------
(2)*  Approve an amendment to
      the Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers
      and other significant
      transactions upon the
      Board's approval but
      without shareholder
      approval of such
      transactions............... 751,302,707 79,810,344 41,561,890 589,495,482

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Counselor Series Trust (Invesco Counselor Series Trust).

The results of the voting on the above matters were as follows:

                                                Votes   Votes   Broker
Matters                              Votes For Against Abstain Non-Votes
-------                              --------- ------- ------- ---------
(3)   Approve changing the
      fundamental investment
      restriction regarding the
      purchase or sale of physical
      commodities................... 3,278,824 207,144 162,562 1,127,983

4(a)  Approve an amendment to the
      current Master Intergroup
      Sub-Advisory Contract to add
      Invesco PowerShares Capital
      Management LLC................ 3,343,831 165,706 138,995 1,127,981

4(b)  Approve an amendment to the
      current Master Intergroup
      Sub-Advisory Contract to add
      Invesco Asset Management
      (India) Private Limited....... 3,244,533 219,974 184,023 1,127,983

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
               INVESCO SHORT DURATION HIGH YIELD MUNICIPAL FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Short Duration High Yield Municipal Fund, an investment portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                   Votes
Matters                              Votes For    Withheld
-------                            ------------- ----------
(1)*  David C. Arch............... 1,425,647,604 36,521,875
      James T. Bunch.............. 1,425,181,099 36,988,380
      Bruce L. Crockett........... 1,425,174,694 36,994,785
      Jack M. Fields.............. 1,426,060,874 36,108,605
      Martin L. Flanagan.......... 1,426,481,477 35,688,002
      Cynthia Hostetler........... 1,426,489,972 35,679,505
      Dr. Eli Jones............... 1,426,255,832 35,913,647
      Dr. Prema Mathai-Davis...... 1,425,363,789 36,805,689
      Teresa M. Ressel............ 1,426,514,880 35,654,598
      Dr. Larry Soll.............. 1,424,932,245 37,237,234
      Ann Barnett Stern........... 1,426,260,049 35,909,429
      Raymond Stickel, Jr......... 1,425,391,657 36,777,822
      Philip A. Taylor............ 1,426,285,212 35,884,267
      Robert C. Troccoli.......... 1,426,075,097 36,094,382
      Christopher L. Wilson....... 1,426,594,956 35,574,523

                                                Votes      Votes      Broker
                                   Votes For   Against    Abstain    Non-Votes
                                  ----------- ---------- ---------- -----------
(2)*  Approve an amendment to
      the Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers
      and other significant
      transactions upon the
      Board's approval but
      without shareholder
      approval of such
      transactions............... 751,302,707 79,810,344 41,561,890 589,495,482

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Counselor Series Trust (Invesco Counselor Series Trust).

The results of the voting on the above matters were as follows:

                                                Votes   Votes   Broker
Matters                              Votes For Against Abstain Non-Votes
-------                              --------- ------- ------- ---------
(3)   Approve changing the
      fundamental investment
      restriction regarding the
      purchase or sale of physical
      commodities................... 3,117,014 155,295 109,431  649,552

4(b)  Approve an amendment to the
      current Master Intergroup
      Sub-Advisory Contract to add
      Invesco Asset Management
      (India) Private Limited....... 3,149,983 124,852 106,905  649,552

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                       INVESCO SMALL CAP DISCOVERY FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Small Cap Discovery Fund, an investment portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                   Votes
Matters                              Votes For    Withheld
-------                            ------------- ----------
(1)*  David C. Arch............... 1,425,647,604 36,521,875
      James T. Bunch.............. 1,425,181,099 36,988,380
      Bruce L. Crockett........... 1,425,174,694 36,994,785
      Jack M. Fields.............. 1,426,060,874 36,108,605
      Martin L. Flanagan.......... 1,426,481,477 35,688,002
      Cynthia Hostetler........... 1,426,489,972 35,679,505
      Dr. Eli Jones............... 1,426,255,832 35,913,647
      Dr. Prema Mathai-Davis...... 1,425,363,789 36,805,689
      Teresa M. Ressel............ 1,426,514,880 35,654,598
      Dr. Larry Soll.............. 1,424,932,245 37,237,234
      Ann Barnett Stern........... 1,426,260,049 35,909,429
      Raymond Stickel, Jr......... 1,425,391,657 36,777,822
      Philip A. Taylor............ 1,426,285,212 35,884,267
      Robert C. Troccoli.......... 1,426,075,097 36,094,382
      Christopher L. Wilson....... 1,426,594,956 35,574,523

                                                Votes      Votes      Broker
                                   Votes For   Against    Abstain    Non-Votes
                                  ----------- ---------- ---------- -----------
(2)*  Approve an amendment to
      the Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers
      and other significant
      transactions upon the
      Board's approval but
      without shareholder
      approval of such
      transactions............... 751,302,707 79,810,344 41,561,890 589,495,482

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

Invesco Small Cap Discovery Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Counselor Series Trust (Invesco Counselor Series Trust).

The results of the voting on the above matters were as follows:

                                                  Votes    Votes   Broker
Matters                              Votes For   Against  Abstain Non-Votes
-------                              ---------- --------- ------- ----------
(3)   Approve changing the
      fundamental investment
      restriction regarding the
      purchase or sale of physical
      commodities................... 23,046,220 2,585,972 898,997 12,327,051

4(a)  Approve an amendment to the
      current Master Intergroup
      Sub-Advisory Contract to add
      Invesco PowerShares Capital
      Management LLC................ 23,672,233 2,000,238 858,729 12,327,040

4(b)  Approve an amendment to the
      current Master Intergroup
      Sub-Advisory Contract to add
      Invesco Asset Management
      (India) Private Limited....... 23,449,874 2,133,350 947,973 12,327,043

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                          INVESCO S&P 500 INDEX FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco S&P 500 Index Fund, an investment portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                   Votes
Matters                              Votes For    Withheld
-------                            ------------- ----------
(1)*  David C. Arch............... 1,425,647,604 36,521,875
      James T. Bunch.............. 1,425,181,099 36,988,380
      Bruce L. Crockett........... 1,425,174,694 36,994,785
      Jack M. Fields.............. 1,426,060,874 36,108,605
      Martin L. Flanagan.......... 1,426,481,477 35,688,002
      Cynthia Hostetler........... 1,426,489,972 35,679,505
      Dr. Eli Jones............... 1,426,255,832 35,913,647
      Dr. Prema Mathai-Davis...... 1,425,363,789 36,805,689
      Teresa M. Ressel............ 1,426,514,880 35,654,598
      Dr. Larry Soll.............. 1,424,932,245 37,237,234
      Ann Barnett Stern........... 1,426,260,049 35,909,429
      Raymond Stickel, Jr......... 1,425,391,657 36,777,822
      Philip A. Taylor............ 1,426,285,212 35,884,267
      Robert C. Troccoli.......... 1,426,075,097 36,094,382
      Christopher L. Wilson....... 1,426,594,956 35,574,523

                                                Votes      Votes      Broker
                                   Votes For   Against    Abstain    Non-Votes
                                  ----------- ---------- ---------- -----------
(2)*  Approve an amendment to
      the Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers
      and other significant
      transactions upon the
      Board's approval but
      without shareholder
      approval of such
      transactions............... 751,302,707 79,810,344 41,561,890 589,495,482

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

Invesco S&P 500 Index Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Counselor Series Trust (Invesco Counselor Series Trust).

The results of the voting on the above matters were as follows:

                                                 Votes   Votes   Broker
Matters                              Votes For  Against Abstain Non-Votes
-------                              ---------- ------- ------- ---------
(3)   Approve changing the
      fundamental investment
      restriction regarding the
      purchase or sale of physical
      commodities...................  9,610,531 959,426 634,597 7,003,328

4(a)  Approve an amendment to the
      current Master Intergroup
      Sub-Advisory Contract to add
      Invesco PowerShares Capital
      Management LLC................ 10,014,288 543,895 646,383 7,003,316

4(b)  Approve an amendment to the
      current Master Intergroup
      Sub-Advisory Contract to add
      Invesco Asset Management
      (India) Private Limited.......  9,823,014 684,458 697,088 7,003,322

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                      INVESCO STRATEGIC REAL RETURN FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Strategic Real Return Fund, an investment portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                   Votes
Matters                              Votes For    Withheld
-------                            ------------- ----------
(1)*  David C. Arch............... 1,425,647,604 36,521,875
      James T. Bunch.............. 1,425,181,099 36,988,380
      Bruce L. Crockett........... 1,425,174,694 36,994,785
      Jack M. Fields.............. 1,426,060,874 36,108,605
      Martin L. Flanagan.......... 1,426,481,477 35,688,002
      Cynthia Hostetler........... 1,426,489,972 35,679,505
      Dr. Eli Jones............... 1,426,255,832 35,913,647
      Dr. Prema Mathai-Davis...... 1,425,363,789 36,805,689
      Teresa M. Ressel............ 1,426,514,880 35,654,598
      Dr. Larry Soll.............. 1,424,932,245 37,237,234
      Ann Barnett Stern........... 1,426,260,049 35,909,429
      Raymond Stickel, Jr......... 1,425,391,657 36,777,822
      Philip A. Taylor............ 1,426,285,212 35,884,267
      Robert C. Troccoli.......... 1,426,075,097 36,094,382
      Christopher L. Wilson....... 1,426,594,956 35,574,523

                                                Votes      Votes      Broker
                                   Votes For   Against    Abstain    Non-Votes
                                  ----------- ---------- ---------- -----------
(2)*  Approve an amendment to
      the Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers
      and other significant
      transactions upon the
      Board's approval but
      without shareholder
      approval of such
      transactions............... 751,302,707 79,810,344 41,561,890 589,495,482

(3)   Approve changing the
      fundamental investment
      restriction regarding the
      purchase or sale of
      physical commodities.......   1,172,907    275,146    151,505      97,388

4(b)  Approve an amendment to
      the current Master
      Intergroup Sub-Advisory
      Contract to add Invesco
      Asset Management (India)
      Private Limited............   1,199,262    248,793    151,504      97,387

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Counselor Series Trust (Invesco Counselor Series Trust).